UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

IKONA GEAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49664	88-0474903
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

P.O. Box 10321, Pacific Centre,
Suite 880 - 609 Granville Street
Vancouver, British Columbia V7Y 1G5 Canada
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 685-5510

_______________________________________________________
 (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of business to be acquired.

The Company files herewith the audited financial statements of Ikona Gear U.S.A., Inc. f/k/a/ Ikona Gear International, Inc., which was acquired by the Registrant effective October 27, 2003. Those financial statements consist of the following:

Report of Independent Public Accountant

Audited Balance Sheets at August 31, 2003 and 2002

Audited Statements of Operations for the fiscal years ended August 31, 2003 and August 31, 2002

Audited Statement of Stockholders' Equity

Audited Statements of Cash Flows for the years ended August 3,1 2003 and 2002

Notes to Financial Statements.

(b) Pro forma financial information.

Effective October 27, 2003, the Registrant consummated an Agreement and Plan of Reorganization (the "Agreement") pursuant to which it acquired 100% of the issued and outstanding shares of common stock of Ikona Gear U.S.A., Inc., f/k/a Ikona Gear International, Inc. ("Ikona USA"). The transaction was accounted for as a recapitalization of Ikona USA inasmuch as the shareholders of Ikona USA obtained shares of the Registrant representing approximately 70% of the issued and outstanding shares of the Company.

The attached unaudited pro forma balance sheet as of August 31, 2003 and unaudited pro forma statement of operations for the year ended August 31, 2003 of Ikona Gear International, Inc., formerly Oban Mining Inc., give effect to the consummation of the Agreement. The unaudited pro forma balance sheet has been prepared as if the Agreement had been consummated on August 31, 2003. The unaudited pro forma statement of operations has been prepared as if the Agreement had been consummated as of the beginning of the period reported.

The pro forma financial statements consist of the following, which are filed herewith:

Ikona Gear International, Inc. (formerly Oban Mining Inc.) Pro Forma Balance Sheet as of August 31, 2003

Ikona Gear International, Inc. (formerly Oban Mining Inc.) Pro Forma Statement of Operations for the year ended August 31, 2003

Notes to Pro Forma Financial Information

Independent Auditor's Report

Stockholders and Board of Directors
Ikona Gear International, Inc. (A Development Stage Company)
Vancouver, British Columbia, CANADA

We have audited the accompanying balance sheets of Ikona Gear International, Inc. (A Development Stage Company), as of August 31, 2003 and 2002, and the related statements of operations, cash flows, and stockholders’ equity (deficiency) for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ikona Gear International, Inc. (A Development Stage Company) at August 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Dohan and Company, CPA's

October 8, 2003
Miami, Florida

(A Development Stage Company)

Financial Statements

August 31, 2003 and 2002

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Balance Sheets
August 31

	2003	2002

ASSETS

Current:
Cash	$2,226	$3,709
Prepaid expenses	2,000	-
Advances to related party (Note 6)	28,467	19,119

Total current assets	32,693	22,828

Patents and trademark rights (Note 4)	198,086	214,593

Total assets	$230,779	$237,421

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Due to related parties (Note 6)	$83,710	$100,042

Total current liabilities	83,710	100,042

Commitments (Note 12)

Stockholders' equity
Common stock (Note 7)
Authorized
100,000,000 common shares, each with par value of $0.00001
Issued and outstanding
12,033,306 common shares (2002 – 10,725,733)	120	107
Additional paid-in capital	877,692	498,712
Accumulated deficit during the development stage	(730,743)	(361,440)

Total stockholders' equity	147,069	137,379

Total liabilities and stockholders' equity	$230,779	$237,421

The accompanying notes are an integral part of these financial statements.

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Statements of Operations

	Cumulative
	Amounts
	From Inception
	(August 16, 2001)
	to	Year Ended August 31
	August 31, 2003	2003	2002

REVENUES
Engineering services (Note 5)	$44,307	$44,307	$-

EXPENSES
Amortization	33,014	16,507	16,507
Business development (Note 6)	119,644	60,959	58,685
Corporate finance (Note 6)	79,753	73,138	6,615
General and administrative (Note 6)	30,260	15,611	14,644
General consulting	13,122	1,354	11,768
Professional fees	5,500	3,000	2,500
Research and development (Note 6)	468,215	228,467	239,748
Travel and related	25,542	14,574	10,968

	(775,050)	(413,610)	(361,435)

Net loss before income taxes	730,743	369,303	361,435

Income taxes	-	-	-

Net loss for the period	$(730,743)	$(369,303)	$(361,435)

Basic and diluted net loss per share		$(0.03)	$(0.04)

Weighted average number of common shares outstanding		11,029,572	8,845,072

The accompanying notes are an integral part of these financial statements.

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Statement of Stockholders’ Equity (Deficiency)

				Accumulated
	Common Stock			Deficit
			Additional	During the
	Number of		Paid-in	Development
	Shares	Amount	Capital	Stage	Total

Balance at August 16, 2001 (inception)	-	$-	$-	$-	$-
Net loss for the period	-	-	-	(5)	(5)
Balance at August 31, 2001	-	$-	$-	$(5)	$(5)

Issuance of common shares on acquisition of patents
at $0.05 per share, September 2001	2,180,000	22	108,978	-	109,000
Issuance of common shares on acquisition of
trademark at $0.05 per share, September 2001	20,000	$-	$1,000	$-	$1,000
Issuance of common shares to founders at $ 0.00001
per share, October 2001	6,970,733	70	-	-	70
Issuance of common shares for cash at $0.25 per
share, November 2001	210,932	2	52,731	-	52,733
Issuance of common shares for cash at $0.25 per
share, February 2002	1,029,068	10	257,256	-	257,266
Issuance of common shares for cash at $0.25 per
share, May 2002	315,000	3	78,747	-	78,750
Net loss for the year	-	-	-	(361,435)	(361,435)
Balance at August 31, 2002	10,725,733	$107	$498,712	$(361,440)	$137,379

Issuance of common shares for cash at $0.25 per
share, November 2002	269,000	$3	$67,247	$-	$67,250
Issuance of common shares for corporate finance fees
at $0.25 per share, November 2002	68,640	1	17,159	-	17,160
Issuance of common shares for cash at $0.25 per
share, January 2003	140,000	1	34,999	-	35,000
Issuance of common shares for cash at $0.25 per
share, May 2003	140,000	1	34,999	-	35,000
Issuance of common shares for corporate finance fees
at $0.25 per share, May 2003	54,100	1	13,524	-	13,525
Issuance of common shares for cash at $0.25 per
share, July 2003	421,433	4	105,354	-	105,358
Issuance of common shares for corporate finance fees
at $0.25 per share, July 2003	6,000	-	1,500	-	1,500
Issuance of common shares for cash at $0.50 per
share, August 2003	201,000	2	100,498	-	100,500
Issuance of common shares for corporate finance fees
at $0.50 per share, August 2003	7,400	-	3,700	-	3,700
Net loss for the year	-	-	-	(369,303)	(369,303)
Balance at August 31, 2003	12,033,306	$120	$877,692	$(730,743)	$147,069

The accompanying notes are an integral part of these financial statements.

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Statements of Cash Flows

	Cumulative
	Amounts
	From Inception
	(August 16, 2001)
	to	Year Ended August 31
	August 31, 2003	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss for the period	$(730,743)	$(369,303)	$(361,435)
Items not affecting cash:
Amortization	33,014	16,507	16,507
Corporate finance fees paid by common stock	35,885	35,885	-
Change in non-cash operating assets and liabilities:
Prepaid expenses	(2,000)	(2,000)	-
Advances to related party	(28,467)	(9,348)	(19,119)

Cash used in operating activities	(692,311)	(328,259)	(364,047)

CASH FLOWS FROM FINANCING ACTIVITIES
Due to related parties	(37,390)	(16,332)	(21,058)
Issuance of common stock for cash	731,927	343,108	388,819

Cash provided by financing activities	694,537	326,776	367,761

Net increase (decrease) in cash	2,226	(1,483)	3,714
Cash (overdraft) at beginning of period	-	3,709	(5)

CASH AT END OF PERIOD	$2,226	$2,226	$3,709

CASH PAID FOR:
Interest
Income taxes
Supplemental disclosure with respect to cash flows
(Note 8)

The accompanying notes are an integral part of these financial statements.

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Notes to the Financial Statements
August 31, 2003 and 2002

Note 1 – The Company and Nature of Operations

Ikona Gear International, Inc. (the “Company”) was incorporated in the State of Nevada on August 16, 2001. The Company is in business to develop and commercialize a unique, patented gearing technology. The Company is commercializing its patented technology in applications it establishes through developing joint ventures and entering into licensing agreements with strategic partners in vertical industrial markets. The Company is considered to be a development stage company as it has not generated significant revenues from operations.

Note 2 – Going Concern

These financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America with the on-going assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business rather than through a process of forced liquidation. However, certain conditions noted below currently exist which raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

The operations of the Company have primarily been funded by the issuance of common stock and advances from related parties. Continued operations of the Company are dependent on the Company's ability to complete additional equity financings or generate profitable operations in the future. Management's plan in this regard is to secure additional funds through future equity financings. Such financings may not be available or may not be available on terms reasonable to the Company.

	2003	2002

Accumulated deficit during the development stage	$(730,743)	$(361,440)
Working capital (deficiency)	$(51,017)	$(77,214)

Note 3 - Significant Accounting Policies

The significant accounting policies adopted by the Company are as follows:

(a) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(b) Intangible Assets

Intangible assets are recorded at cost and amortized using the straight-line method over the life of the patent which is 20 years from the date of the application of the patent or 17 years from the date of grant, whichever is longer. At August 31, 2003, intangible assets consisted primarily of acquired patent rights that will be amortized on a straight-line basis over the remaining 12 year term of the patent, which commenced on the date the patent applications were filed.

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Notes to the Financial Statements
August 31, 2003 and 2002

Note 3 - Significant Accounting Policies (continued)

(b) Intangible Assets (continued)

The carrying value of intangible assets is evaluated for potential impairment on an annual basis. In order to determine whether impairment exists, management considers the discounted cash flows of intangible assets as well as market related values, among other things. If the carrying value of intangible assets exceeds fair value, the carrying value of intangible assets will be reduced to fair value in the year the impairment occurs.

(c) Revenue Recognition

Revenues from engineering services are recognized when the service has been provided and collection is reasonably assured.

(d) Research and Development Expenses

Costs incurred for research and development are expensed as incurred.

(e) Net loss per share

Basic net loss per share is computed by dividing the net loss for the period attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share takes into consideration shares of common stock outstanding (computed under basic net loss per share) and potentially dilutive shares of common stock. Diluted net loss per share is not presented separately from net loss per share since there are no potentially dilutive shares of common stock outstanding.

(f) Income Taxes

A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expenses (benefits) result from the net change during the period of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

(g) Foreign Currency Translation

Transaction amounts denominated in foreign currencies are translated at exchange rates prevailing at transaction dates. Carrying values of monetary assets and liabilities are adjusted at each balance sheet date to reflect the exchange rate at that date. Non-monetary assets and liabilities are translated at the exchange rate on the original transaction date. Gains and losses from restatement of foreign currency monetary and non-monetary assets and liabilities are included in the statement of operations. Revenues and expenses are translated at the rates of exchange prevailing on the dates such items are recognized in the statement of operations.

(h) Recent Accounting Requirements

In June 2001, the Financial Accounting Standards Board (“FASB”) approved the issuance of Statements of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). SFAS 142 requires that goodwill no longer be amortized to earnings, but instead be reviewed for impairment. The statement is effective for fiscal years beginning after December 15, 2001, and is required to be applied at the beginning of an entity's fiscal year and to be applied to all goodwill and other intangible assets recognized in its financial statements at that date. Impairment losses for goodwill and indefinite-lived intangible assets that arise due to the initial application of this statement (resulting from a transitional impairment test) are to be reported as resulting from a change in accounting principle. Under an exception to the date at which this statement becomes effective, goodwill and intangible assets acquired after June 30, 2001, will be subject immediately to the non-amortization and amortization provisions of this statement.

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Notes to the Financial Statements
August 31, 2003 and 2002

Note 3 - Significant Accounting Policies (continued)

(h) Recent Accounting Requirements (continued)

In June 2001, FASB issued Statements of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (“SFAS 143”) that records the fair value of the liability for closure and removal costs associated with the legal obligations upon retirement or removal of any tangible long-lived assets. The initial recognition of the liability will be capitalized as part of the asset cost and depreciated over its estimated useful life. SFAS 143 is required to be adopted effective January 1, 2003.

In August 2001, FASB issued Statements of Financial Accounting Standards No. 144, “Accounting for the Impairment on Disposal of Long-lived Assets” (“SFAS 144”), which supersedes Statements of Financial Accounting Standards No. 121, “Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of”. SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. Additionally, SFAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS 144 is effective for fiscal years beginning after December 15, 2001, and, generally, its provisions are to be applied prospectively.

In April 2002, FASB issued Statements of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections” (“SFAS 145”). SFAS 145 eliminates the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect and eliminates an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. Generally, SFAS 145 is effective for transactions occurring after May 15, 2002.

In June 2002, FASB issued Statements of Financial Accounting Standards No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” (“SFAS 146”) that nullifies Emerging Issues Task Force No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)” (“EITF 94-3”). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, whereby EITF 94-3 had recognized the liability at the commitment date to an exit plan. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002 with earlier application encouraged.

In October 2002, FASB issued Statements of Financial Accounting Standards No. 147, “Accounting of Certain Financial Institutions – an amendment of FASB Statements No. 72 and 44 and FASB Interpretation No. 9” (“SFAS 147”). SFAS 147 requires the application of the purchase method of accounting to all acquisitions of financial institutions, except transactions between two or more mutual enterprises. SFAS 147 is effective for acquisitions for which the date of acquisition is on or after October 1, 2002.

In December 2002, FASB issued Statements of Financial Accounting Standards No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure – an amendment of FASB Statement No. 123” (“SFAS 148”). SFAS 148 amends FASB Statement No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of FASB Statement No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 is effective for fiscal years ending after December 15, 2002.

In April 2003, FASB issued Statements of Financial Accounting Standards No. 149 “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” (“SFAS 149”). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities”. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003.

In May 2003, FASB issued Statements of Financial Accounting Standards No. 150 “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“SFAS 150”). SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Notes to the Financial Statements
August 31, 2003 and 2002

Note 3 - Significant Accounting Policies (continued)

(h) Recent Accounting Requirements (continued)

The adoption of these new pronouncements did not or is not expected to have a material effect on the Company's financial position or results of operations.

Note 4 – Patents and Trademark Rights

In September 2001, the Company acquired patent and trademark rights (the “Acquired Technology”) from Diversified Sciences Limited (“Diversified”) and Ikona Technologies Inc. (“Technologies”), companies related by virtue of a common director, officer and significant shareholder. The patent rights relate to planetary gearing technology and consist of a United States patent, a Canadian patent and a European patent applicable in France, Germany, Italy, Great Britain and Sweden. The US patent has a term of 17 years from the issue date and expires on November 11, 2015. The Canadian patent has a term of 20 years from the filing date and expires on July 29, 2014. The remaining patents have terms of twenty years from the date of filing the European patent and expire on July 26, 2015. The trademark acquired by the Company provides for the exclusive assignment of rights, title and interest in the “IKONA Gear TM” Canadian Trademark.

The patent acquisition agreement with Diversified required the Company to issue 2,180,000 shares of common stock at a value of $109,000 to Diversified and pay $63,000 (Cdn$100,000) less Diversified’s tax credit recoveries of $18,900 (Cdn$30,000) relating to the patents.

The trademark acquisition agreement with Technologies required the Company to issue 20,000 shares of common stock at a value of $1,000 to Technologies, pay $62,000 to Technologies and repay amounts owing of $15,000 on behalf of Technologies.

The Acquired Technology was recorded by the Company at a cost of $231,100 and is being amortized over its remaining useful life. At August 31, 2003, the carrying value of the Acquired Technology, net of $33,014 (2002 - $16,507) in accumulated amortization, is $198,086 (2002 – $214,593).

Note 5 – Agreement with Magna Advanced Technologies

The Company entered into an agreement dated April 8, 2003 with Magna Advanced Technologies (“MAT”) whereby the Company will allow MAT, on a sole and exclusive basis, to examine and develop automotive applications for the Acquired Technology owned by the Company. Under phase 1 of the agreement, MAT will engage in development, prototyping and testing commencing May 1, 2003 to April 30, 2004. The Company will receive a monthly engineering fee of approximately $10,750 (Cdn$15,000) during phase 1. MAT may terminate the agreement at any time after November 1, 2003, by paying a termination fee of approximately $10,750 (Cdn$15,000).

Following completion of phase 1, MAT can elect to proceed to phase 2 to continue developing the technology with the intent to commercialize automotive applications. Under phase 2, the Company will receive a monthly engineering fee of approximately $14,300 (Cdn$20,000) until acceptance by MAT of a production purchase order relating to the technology at which time a commercial licensing agreement will be completed between the Company and MAT. The terms of the license agreement would include payments to the Company of $716,000 (Cdn$1,000,000) due in four equal quarterly instalments starting 30 days after acceptance by MAT of a production purchase order and royalties of between 1% to 6% of the gross selling price of automotive gearing products incorporating the technology.

Note 6 - Related Party Transactions

In September 2001, the Company entered into an agreement with Ikona Gear (Canada) Inc. (“Ikona Canada”), a company controlled by a common director, officer and significant shareholder, whereby Ikona Canada provides certain research and development and related services to the Company. Under this agreement, the Company has advanced $28,467 (2002 - $19,119) to Ikona Canada as an operating advance toward the payment of future invoices. The advance is short-term in nature and non-interest bearing.

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Notes to the Financial Statements
August 31, 2003 and 2002

Note 6 - Related Party Transactions (continued)

As of August 31, 2003, amounts due to related parties consisted of the following:

	2003	2002

Ikona Canada	$-	$10,556
Diversified	21,862	26,772
Technologies	61,848	62,714

	$83,710	$100,042

The Company entered into the following transactions with related parties:

a)	Paid or accrued business development fees of $60,959 (2002 - $58,685) to a company controlled by a relative of a director of the Company.

b)	Paid or accrued corporate finance fees of $37,253 (2002 - $6,615) to a company controlled by a director of the Company.

c)	Paid or accrued general and administrative fees of $15,240 (2002 - $13,381) to a company controlled by a director of the Company.

d)	Paid or accrued research and development expenses of $54,592 (2002 - $40,141) to a company controlled by a director, officer and significant shareholder of the Company.

e)	Acquired patent and trademark rights totalling $231,100 from companies controlled by a director, officer and significant shareholder of the Company.

These transactions are in the normal course of operations and are measured at the exchange amount which is the amount of consideration established and agreed to by the related parties.

Note 7 – Common Stock

In September 2001, the Company issued 2,180,000 common shares at a value of $0.05 per share for $109,000 as partial consideration on acquisition of patent rights (Note 4).

In September 2001, the Company issued 20,000 common shares at a value of $0.05 per share for $1,000 as partial consideration on acquisition of a trademark (Note 4).

In October 2001, the Company issued 6,970,733 common shares to the founders of the Company at a price of $0.00001 per share for cash proceeds of $70.

In November 2001, the Company issued 210,932 common shares at a price of $0.25 per share for cash proceeds of $52,733.

In February 2002, the Company issued 1,029,068 common shares at a price of $0.25 per share for cash proceeds of $257,266.

In May 2002, the Company issued 315,000 common shares at a price of $0.25 per share for cash proceeds of $78,750.

In November 2002, the Company issued 269,000 common shares at a price of $0.25 per share for cash proceeds of $67,250.

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Notes to the Financial Statements
August 31, 2003 and 2002

Note 7 – Common Stock (continued)

In November 2002, the Company issued 68,640 common shares at a price of $0.25 per share for corporate finance fees of $17,160.

In January 2003, the Company issued 140,000 common shares at a price of $0.25 per share for cash proceeds of $35,000.

In May 2003, the Company issued 140,000 common shares at a price of $0.25 per share for cash proceeds of $35,000.

In May 2003, the Company issued 54,100 common shares at a price of $0.25 per share for corporate finance fees of $13,525.

In July 2003, the Company issued 421,433 common shares at a price of $0.25 per share for cash proceeds of $105,358.

In July 2003, the Company issued 6,000 common shares at a price of $0.25 per share for corporate finance fees of $1,500.

In August 2003, the Company issued 201,000 common shares at a price of $0.50 per share for cash proceeds of $100,500.

In August 2003, the Company issued 7,400 common shares at a price of $0.50 per share for corporate finance fees of $3,700.

Note 8 - Supplemental Disclosure With Respect to Cash Flows

The significant non-cash transaction for the year ended August 31, 2003, consisted of the Company issuing 136,140 shares of common stock at a value of $35,885 for corporate finance fees.

Significant non-cash transactions for the year ended August 31, 2002, consisted of:

a)	The Company acquiring patents costing $153,100 in exchange for issuing 2,180,000 common shares at a value of $109,000 and amounts due to related party of $44,100.

b)	In September 2001, the Company acquiring a trademark costing $78,000 in exchange for issuing 20,000 common shares at a value of $1,000 and amounts due to related party of $77,000.

Note 9 - Income Taxes

A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

	2003	2002

Net loss before income taxes	$(369,303)	$(361,435)

Expected income tax benefit	$125,500	$122,800
Unrecognized benefit of net operating loss carryforwards	(125,500)	(122,800)

Income tax benefit	$-	$-

IKONA GEAR INTERNATIONAL, INC.
(A Development Stage Company)
Notes to the Financial Statements
August 31, 2003 and 2002

Note 9 - Income Taxes (continued)

Significant components of the Company’s deferred tax assets based on statutory tax rates are as follows:

	2003	2002

Deferred tax assets:
Net operating loss carryforwards	$248,300	$122,800
Valuation allowance	(248,300)	(122,800)

Net deferred tax assets	$-	$-

The Company has approximately $730,000 of net operating loss carryforwards which expire beginning in 2023.

The Company has provided a valuation allowance against its deferred tax assets given that it is in the development stage and it is more likely than not that these benefits will not be realized.

Note 10 - Segment Information

The Company’s operations were conducted in one reportable segment, being the development and commercialization of a unique patented gearing technology, primarily in Canada.

Note 11 – Financial Instruments

a) Fair Value

The Company's financial instruments consist of cash, advances to related party and amounts due to related parties. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values, unless otherwise noted.

b) Currency Risk

Currency risk is the risk arising from fluctuations and changes in foreign currency exchange rates. The Company does not use any derivative instruments to reduce its exposure to fluctuations in foreign currency exchange rates.

Note 12 – Commitments

The Company entered into a consulting agreement with a company controlled by a relative of a director of the Company, effective March 1, 2003, for a period of one year, to pay a monthly business development fee of approximately $5,370 (Cdn$7,500).

The Company also entered into a consulting agreement with a director, officer and significant shareholder of the Company, effective November 1, 2002, to pay monthly research and development and administrative fees totalling approximately $5,370 (Cdn$7,500). This agreement can be terminated with six months advance notice.

(formerly Oban Mining, Inc.)
(a Development Stage Company)

PRO-FORMA FINANCIAL STATEMENTS
(Unaudited)

AUGUST 31, 2003

IKONA GEAR INTERNATIONAL, INC.
(formerly OBAN MINING, INC.)
(a Development Stage Company)

PRO-FORMA FINANCIAL STATEMENTS

Effective October 27, 2003, Ikona Gear International, Inc. (formerly Oban Mining, Inc.) (the “Company”) consummated an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which it acquired 100% of the issued and outstanding shares of common stock of Ikona Gear USA, Inc. (formerly Ikona Gear International, Inc.)(“Ikona USA”). Under the terms of the Agreement, the shareholders of Ikona USA received, pro rata, an aggregate of 15,041,633 shares of common stock of the Company in exchange for 100% of the outstanding shares of Ikona USA. A principal shareholder of the Company surrendered for cancellation 14,500,000 shares of common stock, which resulted in the Ikona USA shareholders acquiring shares representing approximately 70% of the total issued and outstanding shares of the Company. As a result, the transaction was accounted for as a recapitalization of Ikona USA.

The following unaudited pro-forma balance sheets as of August 31, 2003, and the unaudited pro-forma statement of operations for the year ended August 31, 2003 (the “Pro-forma Financial Statements”) the Company give effect to the consummation of the Agreement. The unaudited pro-forma balance sheet has been prepared as if the Agreement had been consummated on August 31, 2003. The unaudited pro forma statement of operations have been prepared as if the Agreement had been consummated as of the beginning of the period reported.

The Pro-forma Financial Statements have been prepared by the Company based upon the historical financial statements of the Company and Ikona USA and based upon certain assumptions and adjustments are described more fully in the accompanying notes. These Pro-forma Financial Statements have been prepared for informational purposes only and do not purport to be indicative of the results that actually would have occurred if the transactions had been completed on the dates indicated or of the results which may be obtained in the future. The Pro-forma Financial Statements should be read in conjunction with the financial statements and notes thereto of the Company and Ikona USA included elsewhere in this Form 8-K.

IKONA GEAR INTERNATIONAL, INC.
(formerly OBAN MINING, INC.)
(a Development Stage Company)
PRO-FORMA BALANCE SHEET
AS OF AUGUST 31, 2003

	Ikona Gear
	International,	Ikona Gear	Recapitalization
	Inc.	USA, Inc.	(See Notes)	Pro-forma

ASSETS

Current assets:
Cash	$20,773	$2,226		$22,999
Prepaid expenses	-	2,000		2,000
Advances to related party	-	28,467		28,467
Deferred tax asset, less valuation allowance	-	-		-
Total current assets	20,773	32,693		53,466

Patents and trademark rights	-	198,086		198,086

Total assets	$20,773	$230,779		$251,552

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$9,660	$-		$9,660
Due to related parties	-	83,710		83,710
Total current liabilities	9,660	83,710		93,370

Total liabilities	9,660	83,710		93,370

Stockholders' equity

Common stock	210	120	(120)	210

Additional paid-in capital	99,840	877,692	(88,937)	888,715
			120
Accumulated deficit during the development stage	(88,937)	(730,743)	88,937	(730,743)

Total stockholders’ equity	11,113	(147,069)		158,182

Total liabilities andd stockholders’ equity	$20,773	$230,779		$251,552

See notes to the pro-forma financial statements.

IKONA GEAR INTERNATIONAL, INC.
(formerly OBAN MINING, INC.)
(a Development Stage Company)
PRO-FORMA STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 2003

REVENUES
Engineering services	$44,307

EXPENSES
Amortization	16,507
Business development	60,959
Corporate finance	73,138
General and administrative	15,611
General consulting	1,354
Professional fees	3,000
Research and development	228,467
Travel and related	14,574
(413,610)

Net loss before income taxes	(369,303)

Income taxes	-

Net loss	$(369,303)

Basic and diluted loss per share	$(0.02)

Weighted average number of shares outstanding	13,786,965

See notes to the pro-forma financial statements.

IKONA GEAR INTERNATIONAL, INC.
(formerly OBAN MINING, INC.)
(a Development Stage Company)
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
AUGUST 31, 2003

Note 1 -

BASIS OF PRESENTATION

The preceding unaudited pro-forma balance sheets as of August 31, 2003, and the pro-forma statement of operations for the year ended August 31, 2003, (the “Pro-forma Financial Statements”) of Ikona Gear International, Inc (formerly Oban Mining, Inc.) (the “Company”) are based on the audited financial statements of Ikona Gear USA, Inc. (formerly Ikona Gear International, Inc.) (“Ikona USA”) as of August 31, 2003, and the unaudited financial statements of the Company as of September 30, 2003.

On October 27, 2003, the Company consummated the acquisition of Ikona USA by acquiring 100% of the issued and outstanding shares of common stock of Ikona USA in exchange for an aggregate of 15,041,633 shares of the Company’s common stock, which were issued to the former shareholders of Ikona USA, pro rata. Giving effect to the concurrent surrender to the Company for cancellation of 14,500,000 shares of common stock, the former Ikona USA shareholders acquired approximately 70% of the total outstanding shares of the Company. As a result, the transaction resulted in Ikona USA being the acquirer for accounting purposes since the former shareholders of Ikona USA acquired the majority interest in the Company. The financial statements of Ikona USA, the accounting acquirer, will become those of the surviving entity.

This transaction has been treated as a recapitalization of Ikona USA. Specifically, the pro-forma balance sheet presents the recapitalization of Ikona USA as if the transaction had been consummated as of August 31, 2003; however, the historical balances of the Company as of September 30, 2003, have been used for purposes of this presentation. The historical financial information included in the pro-forma statement of operations is that of Ikona USA.

The recapitalization is reflected with the issuance of stock of Ikona USA, represented by the outstanding shares of the Company, in exchange for the assets and liabilities of the Company. This presentation assumes the issuance of approximately 15,041,633 shares of the Company’s common stock to the shareholders of Ikona USA in return for all of the outstanding shares of Ikona USA. In connection with the recapitalization, the par value of the common stock has been changed to that of the par value of the Ikona USA common stock, that being $0.00001 per share.

There were no intercompany balances during the periods presented. All intercompany transactions have been eliminated.

Note 2 -

NATURE OF OPERATIONS

Ikona USA was incorporated under the laws of the state of Nevada on August 16, 2001. Ikona USA has been engaged since inception in developing and commercializing a unique, patented gearing technology. Ikona USA is commercializing its patented technology in applications it establishes through developing alliances and entering into licensing agreements with strategic partners in vertical industrial markets. Ikona USA is considered to be a development stage company as it has not generated significant revenues from operations.

The Company was incorporated under the laws of the state of Nevada on September 20, 2000, and was a public shell company, defined as an inactive, publicly-quoted company with nominal assets and liabilities.

IKONA GEAR INTERNATIONAL, INC.
(formerly OBAN MINING, INC.)
(a Development Stage Company)
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
AUGUST 31, 2003

In connection with the transaction the Company exchanged 1.25 shares of common stock for each issued and outstanding share of Ikona USA common stock, after adjusting for a one-for-three forward stock split on August 18, 2003 and for a cancellation of 14,500,000 shares of its common stock on October 27, 2003.

Note 3 –

COMMON STOCK

The Company’s articles of incorporation allow it to issue up to 100,000,000 shares of common stock, par value $0.00001. As of October 27, 2003, but prior to consummating the acquisition of Ikona USA, the Company had 21,000,000 shares of common stock outstanding, after adjusting for a three-for-one forward stock split which occurred prior to the transaction. If the transaction had taken place as of September 30, 2003, the number of issued shares would be as follows:

Shares outstanding as of September 30, 2003	21,000,000
Cancellation of shares	(14,500,000)
Shares issued for acquisition of Ikona USA	15,041,633

Pro-forma shares outstanding
of September 30, 2003	21,541,633

(c) Exhibits.

*	2.1	Agreement and Plan of Reorganization, dated effective as of October 10, 2003, between Oban Mining, Inc. and Ikona Gear International, Inc. (Incorporated by reference from the Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 2003, as filed with the Commission on October 23, 2003)

____________________________
* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKONA GEAR INTERNATIONAL, INC.

Date: December 9, 2003	By:	/s/ Laith Nosh

Laith Nosh, President